UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2014

LaserLock Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-31927 (Commission File Number)	23-3023677 (I.R.S. Employer Identification No.)

3112 M Street NW
Washington, D.C.	20007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 400-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 20, 2014, the following members of the Board of Directors of LaserLock Technologies, Inc. resigned from the Board of Directors: Michael Chertoff, General Peter Pace, Michael R. Sonnenreich and Paul Wolfowitz.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Neil Alpert
Neil Alpert
President and CEO

Dated: February 21, 2014